Exhibit 10.3

Confidential Treatment Requested Under 17 C.F.R. §§ 200.80(b)(4) and 240-24b-2

Statement of Work

To the Agreement between RADIUS HEALTH, INC. (“RADIUS”) and LONZA Sales AG dated 16 of October 2007

Supplemental analytical services

Number	RDS-001-SC005
Product Code/Name	RDS-001 Abaloparatide
Description of the proposed change:	Manufacturing of an RS solution and supply of 60 extra vials to Vetter. These vials will be produced together with the 60 vials already ordered (PO# 03329)
Price Agreed	[*]€
Radius	Name: Naveen Palwai Signature: /s/ Naveen Palwai	Date : 17 Mar 2016
Radius	Name: Wajiha Khan Signature: /s/ Wajiha Khan	Date : March 17, 2016
Lonza Sales AG	Name : Paul Tastenhoye Signature : /s/ Paul Tastenhoye	Date: 17/03/2016
Lonza Sales AG	Name : Frederique Mutterer Signature : /s/ Frederique Mutterer	Date : 17/03/2016

Additional notes: /

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested Under 17 C.F.R. §§ 200.80(b)(4) and 240-24b-2

Detailed description of the proposed change

Manufacturing of an RS solution and supply of 60 extra vials to Vetter. These vials will be produced together with the 60 vials already ordered (PO# 03329)

Timescale

By mid-May.

Price and Terms of Payment

1.      Price

•                  [*]€

2.      Payment

100% upon completion

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[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.